UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report (Date of Earliest Event Reported)

March 31, 2011

General Growth Properties, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34948	27-2963337
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

110 N. Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices)  (Zip Code)

(312) 960-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             OTHER EVENTS.

On March 31, 2011, General Growth Properties, Inc. (“GGP”) issued audited consolidated financial statements for its subsidiary The Rouse Company, L.L.C. (“TRCLLC”) for the period from November 10, 2010 through December 31, 2010, the period from January 1, 2010 to November 9, 2010, and the years ended December 31, 2009 and 2008. The audited consolidated financial statements are being furnished as Exhibit 99.1 to this report.  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit No.	Description

99.1

Audited consolidated financial statements of TRCLLC, for the period from November 10, 2010 through December 31, 2010, the period from January 1, 2010 to November 9, 2010, and the years ended December 31, 2009 and 2008, dated March 31, 2011 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.

/s/ Edmund Hoyt
Edmund Hoyt
Senior Vice-President, Chief Accounting Officer

Date: March 31, 2011

EXHIBIT INDEX

Exhibit Number	Name

99.1

Audited consolidated financial statements of TRCLLC, for the period from November 10, 2010 through December 31, 2010, the period from January 1, 2010 to November 9, 2010, and the years ended December 31, 2009 and 2008, dated March 31, 2011 (furnished herewith).